     As filed with the Securities and Exchange Commission on April 6, 2000
                                                      Registration No. 333-31772
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              -------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       To

                                    FORM S-1
                             REGISTRATION STATEMENT

                                     Under
                           The Securities Act of 1933

                             --------------------

                               VENTRO CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                                         77-0465496
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                       Identification Number)

                             1500 Plymouth Street
                            Mountain View, CA 94043
                                (650) 567-8900
 (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                             --------------------

                               JAMES G. STEWART
                            Chief Financial Officer
                              Ventro Corporation
                             1500 Plymouth Street
                            Mountain View, CA 94043
                                (650) 567-8900

                             --------------------

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                             --------------------

                                  Copies to:
                                DANIEL G. KELLY
                             Davis Polk & Wardwell
                              1600 El Camino Real
                         Menlo Park, California 94025

================================================================================

                          TERMINATION OF REGISTRATION

     Ventro Corporation (the "Registrant") hereby removes and withdraws from registration 2,098,750 shares of Common Stock, $.0002 par value, of the Registrant. The Shares were unsold at the termination of the offering covered by this Registration Statement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on April 6, 2000.

                               VENTRO CORPORATION


                               By: /s/ David Perry
                                   Name:  David P. Perry
                                   Title: President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

            Signature                         Title                      Date

 /s/ David P. Perry                President, Chief Executive        April 6, 2000
 _______________________________   Officer and Director
 David P. Perry                    (Principal Executive Officer)

 /s/ James G. Stewart              Chief Financial Officer and       April 6, 2000
________________________________   Assistant Secretary
 James G. Stewart                  (Principal Financial Officer)


               *                   Director                          April 6, 2000
________________________________
 Charles R. Burke

               *                   Director                          April 6, 2000
 _______________________________
 Brook H. Byers

               *                   Director                          April 6, 2000
________________________________
 Jonathan D. Callaghan

               *                   Director                          April 6, 2000
 ________________________________
 William C. Klintworth, Jr.

               *                   Director                          April 6, 2000
________________________________
 Paul J. Nowak

               *                   Director                          April 6, 2000
 ________________________________
 John A. Pritzker

               *                   Director                          April 6, 2000
________________________________
 Naomi O. Seligman

               *                   Director                          April 6, 2000
 ________________________________
 L. John Wilkerson

*By: /s/ James G. Stewart
     ____________________________
     as Attorney-in-Fact

                                       3